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Exhibit 10.9

AMENDMENT NO. 4

        The Workers' Compensation and Employers' Liability Excess of Loss Reinsurance Agreement of July 1, 2002, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and ZENITH INSURANCE COMPANY and ZNAT INSURANCE COMPANY, both of Woodland Hills, California and ZENITH STAR INSURANCE COMPANY of Austin, Texas is hereby amended as follows:

        As respects net premium income entered on the books and records of the REINSURED on or after January 1, 2005, the reinsurance premium rates set forth in Article VIII, REINSURANCE PREMIUM, as respects Layer One and Layer Three are hereby amended and, accordingly, the first and third paragraphs of that article are hereby deleted in their entirety and the following are substituted therefor:

          REINSURANCE PREMIUM.    As respects net premium income derived from Layer One of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to 1.258% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

          As respects net premium income derived from Layer Three of this agreement, the REINSURED shall pay to the CORPORATION a reinsurance premium equal to .532% of the net premium income derived by the REINSURED from the line of business to which this agreement applies.

        In all other respects not inconsistent herewith, said agreement shall remain unchanged.

        IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

ZENITH INSURANCE COMPANY		EMPLOYERS REINSURANCE CORPORATION

/s/ JOHN J. TICKNER		/s/ GARY SCHULTZ
Title:	Senior Vice President	Title:	Second Vice President

/s/ JACK MILLER		/s/ JANET POPEL
Title:	President	Title:	Second Vice President
Date:	March 8, 2005	Date:	March 3, 2005

ZNAT INSURANCE COMPANY		ZENITH STAR INSURANCE COMPANY

/s/ JOHN J. TICKNER		/s/ JOHN J. TICKNER
Title:	Senior Vice President	Title:	Senior Vice President

/s/ JACK MILLER		/s/ JACK MILLER
Title:	President	Title:	President
Date:	March 8, 2005	Date:	March 8, 2005

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AMENDMENT NO. 4